SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                January 27, 2006
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                        ALTERNATIVE ENERGY SOURCES, INC.
             (Exact name of Registrant as specified in its charter)



Delaware                                 000-51762             74-3038728
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(State or other jurisdiction       (Commission File number)    (IRS Employer
of incorporation or organization)                            Identification No.)


                    610 North Howard, Tekoa, Washington 99033
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (509) 626-8316
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) On January 27, 2006, Andrew Stinson, our president, chief financial officer and a director, resigned from these positions. Mr. Stinson's resignation did not result from any disagreement between him and us.

         Also on January 27, 2006, Bruce Gage, our other director, resigned as a director. Mr. Gage's resignation did not result from any disagreement between him and us.

         (c) On January 27, 2006, we appointed Stephen B. Jackson as our president, chief executive officer and a director.

         Mr. Jackson has been principally engaged in the private practice of law since May 1988. Mr. Jackson is a graduate of the University of British Columbia, receiving a Bachelor of Arts degree in 1985. Mr. Jackson received a Bachelor of Legal Letters degree from Osgoode Hall Law School of York University in 1988. He is a member in good standing with the Law Societies of British Columbia and the Yukon.

         During the last two years, there have been no transactions, or proposed transactions, to which we were or are a party, in which Mr. Jackson had or is to have a direct or indirect material interest.

                  Section 9 - Financial Statements and Exhibits

         (c) Exhibits:


Exhibit No.           Exhibit Description
-----------           -------------------

        17.1          Letter, dated January 27, 2006, from Andrew Stinson

        17.2          Letter, dated January 27, 2006, from Bruce Gage

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                Alternative Energy Sources, Inc.


Date: January 31, 2006                 By:      /s/ Stephen B. Jackson
                                                --------------------------------
                                                Stephen B. Jackson
                                                Chief Executive Officer